MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST      Two World Trade Center,
LETTER TO THE SHAREHOLDERS October 31, 2000             New York, New York 10048

DEAR SHAREHOLDER:

During the fiscal year ended October 31, 2000, the U.S. economy experienced strong growth with moderate inflation early in the period, although potentially inflationary pressures loomed throughout much of the year. Attempting to reduce the inflation threat on a preemptive basis, the Federal Reserve Board raised the federal funds rate a total of 125 basis points, from 5.25 percent to 6.50 percent. The Fed stopped raising rates as the economy began to slow in early summer. As measured by the two-year U.S. Treasury note, short-term interest rates rose, peaking at 6.91 percent in May. The effect of the interest-rate increases was less pronounced for long-term Treasuries, which benefited from a federal government program of buying back outstanding debt. The subsequent reduction in the supply of long-term Treasuries created an inverted yield curve, meaning that short-term Treasury yields were atypically higher than those of longer-term Treasuries.

By May, signs of more-moderate economic growth had begun to appear. Higher interest rates, a stagnated stock market and high energy prices all contributed to expectations of slower economic growth. The fixed-income market rallied on hopes that the Fed's restrictive policy might be nearing its end. On October 31, 2000, the thirty-year Treasury note was yielding 5.78 percent, down more than 100 basis points from its highest level in this period of 6.81 percent.

HIGH-YIELD MARKET OVERVIEW

The period under review proved to be an extremely difficult one for high-yield bond investors as the high-yield market remained mired in one of its worst slumps in the past 20 years. As a result of the Fed's tightening actions and the ensuing higher-interest-rate environment, the financial markets became worried about a potential hard landing for the U.S. economy and the effect that might have on future corporate earnings. As investors became more risk averse, we witnessed a severe flight to quality in the fixed-income markets, with the high-yield sector being hit

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

exceptionally hard. Much as in the last major high-yield market correction ten years ago, significant investor outflows have greatly exaggerated the decline, creating an extremely oversold market.

Credit spreads within the fixed-income markets widened dramatically over the past year and a half as investors came to favor higher-quality securities. As a result of this flight to quality, the yield spread between high-yield bonds and comparable U.S. government securities is now approaching its widest margin in history. Spreads have also broadened between the different tiers within the high-yield sector as investors have gravitated toward the highest-quality end of the marketplace. As a result of this trend, lower-yielding, higher-quality BB-rated bonds have held up significantly better than those in the higher-yielding, lower-quality B-rated sector. Much as we saw in the high-yield bear market of 1989 and 1990, investors' reactions have resulted in a sharp decline in the prices of many high-yield bonds, driving market yields substantially higher in the process so that yield spreads on many B-rated bonds are approaching their highest levels on record.

GLOBAL BOND MARKET OVERVIEW

Although most of the world's investment-grade bond markets showed notable improvement during the year ended October 31, 2000, the continued strength of the U.S. dollar relative to most investment-grade currencies resulted in currency losses for most non-dollar-denominated investments. The primary factor underpinning the U.S. dollar has been the unprecedented strength of the domestic economy. Through January, the strength of the global economy also pressured the investment-grade bond markets. As the global economy cooled to a more sustainable growth rate and central banks appeared to be at the end of tightening cycles, the global bond markets began to rally. Despite the relative weakening of the U.S. economy as well as declining U.S. interest rates and a huge U.S. current-account deficit, the U.S. dollar remained extremely strong compared to most other currency units. Much of this strength appeared to be the result of strong foreign direct investment and portfolio flows into the United States.

There were a few bright spots in the investment-grade bond markets during the period under review. The U.K. government market outperformed relative to the benchmark German market, and the Norwegian, Swedish and British currencies held up somewhat better than other European currencies.

PERFORMANCE AND PORTFOLIO STRATEGY

For the 12-month period ended October 31, 2000, Morgan Stanley Dean Witter Diversified Income Trust's Class B shares posted a total return of -7.24 percent, compared to 6.46 percent for the Lehman Brothers U.S. Government/Credit Intermediate Bond Index (formerly Lehman Brothers Intermediate
Government/Corporate Index). For the same period, the Fund's Class A, C and D shares had total returns

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

of -6.66 percent, -7.12 percent and -6.20 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The total return figures shown assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund's underperformance relative to its benchmark was due primarily to both its global short-term securities and high-yield securities components. Within the high-yield component, the Fund's core holdings in the B-rated sector of the high-yield market sharply underperformed the higher-quality end of the fixed-income market.

Global Short-Term Securities Component. Throughout the period under review, the global short-term securities component continued its strategy of seeking the best-performing markets within the component's investment-grade mandate while maintaining attractive income and dividend levels. It also kept its duration exposure below that of most funds in its fund category while the global markets were under pressure. Because of the Fund's income objectives, it did not invest in the Japanese markets, where short-term interest rates were near zero. The Fund also hedged a portion of its currency exposure to limit the effect of declining non-U.S. exchange rates.

U.S. Government/Mortgage Component. The U.S. Government/Mortgage Component decreased its weighting of U.S. Treasury and agency holdings as intermediate-term interest rates trended higher throughout the fourth quarter of 1999 before peaking in February 2000. Throughout the remaining period, the component began decreasing its exposure to mortgage-backed securities as a Treasury rally ensued after interest rates peaked a second time in May 2000. By the end of the fiscal year, this component was comprised of 79 percent mortgage-backed securities issued by the Federal National Mortgage Association
(FNMA), Government National Mortgage Association (GNMA) and Federal Home Loan Mortgage Corp. (FHLMC) and the balance in U.S. agency securities.

Long-Term High-Yield Securities Component. As discussed, the past year and a half has been one of the most difficult periods for the high-yield market, particularly the B-rated sector, the market's largest one. As a result of substantial weakness in the high-yield market, we have seen high-yield bond prices decline sharply and yields rise dramatically over this period. Although the high-yield securities component's position in the more defensive, higher-quality end of the market held up relatively well in this turbulent market environment, its long-term core position in the B-rated sector was adversely affected over the past year. With yields on many high-yield issues at or near 10-year highs and currently trading at significant discounts to their stated maturity value, we currently view the high-yield sector as extremely undervalued, although the timing of a recovery is still very uncertain at this point. As the market outlook improves over time, we would expect to see investment flows turn positive once again, creating stronger demand for many of today's depressed high-yield bonds.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 2000, continued

In light of the increasingly volatile market environment, however, the high-yield securities component's portfolio manager has indicated his intention to gradually reposition the component's portfolio. Over time, we anticipate balancing the portfolio across high-yield sectors - particularly among B-rated and BB-rated issues. This strategy should better enable this component to provide competitive long-term returns with less overall performance volatility.

LOOKING AHEAD

We believe that economic growth will moderate and inflation will remain at acceptable levels in the months ahead. This situation should create a benign environment for the U.S. government bond markets. With the high-yield bond sector and non-dollar investment-grade bond markets being at historically cheap levels, we currently view these markets as potentially rewarding investment opportunities.

We appreciate your ongoing support of Morgan Stanley Dean Witter Diversified Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,



/s/ CHARLES A. FIUMEFREDDO              /s/ MITCHELL M. MERIN
--------------------------              ---------------------
CHARLES A. FIUMEFREDDO                  MITCHELL M. MERIN
Chairman of the Board                   President

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FUND PERFORMANCE October 31, 2000

Growth of $10,000 - Class B
($ in Thousand)

                      TOTAL      LEHMAN
April 9, 1992       $10,000     $10,000
April 30, 1992       10,050      10,000
July 31, 1992        10,328      10,510
October 31, 1992     10,373      10,620
January 31, 1993     10,739      10,930
April 30, 1993       11,060      11,236
July 31, 1993        11,277      11,415
October 31, 1993     11,410      11,675
January 31, 1994     11,712      11,793
April 30, 1994       11,343      11,349
July 31, 1994        11,378      11,522
October 31, 1994     11,332      11,450
January 31, 1995     11,455      11,631
April 30, 1995       11,952      12,087
July 31, 1995        12,420      12,538
October 31, 1995     12,551      12,886
January 31, 1996     12,932      13,306
April 30, 1996       13,093      13,036
July 31, 1996        13,352      13,203
October 31, 1996     13,742      13,635
January 31, 1997     13,783      13,779
April 30, 1997       13,738      13,871
July 31, 1997        14,322      14,401
October 31, 1997     14,629      14,656
January 31, 1998     14,872      15,000
April 30, 1998       15,007      15,112
July 31, 1998        15,177      15,374
October 31, 1998     14,955      15,992
January 31, 1999     15,114      16,143
April 30, 1999       15,022      16,074
July 31, 1999        14,893      15,947
October 31, 1999     14,635      16,150
January 31, 2000     14,516      16,058
April 30, 2000       14,438      16,322
July 31, 2000        14,306      16,763
October 31, 2000     13,575(3)   17,193

                       ----------------------------------
                             --- Fund --- Lehman(4)
                       ----------------------------------

Past performance is not predictive of future returns. Investment return and principal value will fluctuate. When you sell fund shares, they may be worth less than their original cost. Performance for Class A, Class C, and Class D shares will vary from the performance of Class B shares shown above due to differences in sales charges and expenses.

                          Average Annual Total Returns
--------------------------------------------------------------------------------

                          Class A Shares*
--------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (6.66)%(1)         (10.62)%(2)
Since Inception (7/28/97)            (0.91)%(1)          (2.22)%(2)


                         Class B Shares**
-------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (7.24)%(1)         (11.52)%(2)
5 Years                               1.58 %(1)           1.31 %(2)
Since Inception (4/9/92)              3.63 %(1)           3.63 %(2)


                         Class C Shares+
-------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (7.12)%(1)         (7.97)%(2)
Since Inception (7/28/97)            (1.50)%(1)         (1.50)%(2)


                         Class D Shares++
--------------------------------------------------------------------
Period Ended 10/31/00
---------------------------
1 Year                               (6.20)%(1)
Since Inception (7/28/97)            (0.62)%(1)



---------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 2000.

(4) The Lehman Brothers Intermediate U.S. Government/Credit Index (formerly Lehman Brothers Intermediate Government/Corporate Index) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

*    The maximum front-end sales charge for Class A is 4.25%.

** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

+ The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.

++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000


      PRINCIPAL
      AMOUNT IN                                                       COUPON      MATURITY
      THOUSANDS                                                        RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                         GOVERNMENT & CORPORATE BONDS (92.4%)
                         FOREIGN (27.8%)
                         AUSTRALIA (0.0%)
                         Cable/Satellite TV
       $     12,468      Australis Holdings Property
                         Ltd. (a) ................................     15.00++%    11/01/02     $    124,680
                 90      Australis Media Ltd. (a) (c) ............     15.75       05/15/03              903
              4,700      Australis Media Ltd. (Units)# (a) (c)

                                                                       15.75       05/15/03           47,000
                                                                                                ------------
                         TOTAL AUSTRALIA ....................................................        172,583
                                                                                                ------------
                         CANADA (3.0%)
                         Beverages - Non-Alcoholic (0.7%)
              5,500      Sparkling Spring Water ..................     11.50       11/15/07        4,290,000
                                                                                                ------------
                         Consumer/Business Services (0.2%)
              1,300      MDC Communication Corp. .................     10.50       12/01/06        1,183,000
                                                                                                ------------
                         Electronics/Appliances (0.0%)
             12,061      International Semi-Tech
                           Microelectronics, Inc. (a) (c) ........     11.50       08/15/03          120,610
                                                                                                ------------
                         Government Obligations (1.9%)
      CAD    14,150      Canada Government Bond ..................      5.50       09/01/02        9,230,664
              1,141      Ontario (Province of) ...................     11.125      02/14/01        1,672,702
                                                                                                ------------
                                                                                                  10,903,366
                                                                                                ------------
                         Specialty Telecommunications (0.2%)
       $      1,300      Worldwide Fiber Inc. ....................     12.00       08/01/09        1,027,000
                                                                                                ------------
                         TOTAL CANADA .......................................................     17,523,976
                                                                                                ------------
                         DENMARK (5.6%)
                         Government Obligations
      DKK   182,000      Denmark (Kingdom of) ....................      9.00       11/15/00       20,791,160
            106,000      Denmark (Kingdom of) (b) ................      8.00       11/15/01       12,375,193
                                                                                                ------------
                         TOTAL DENMARK ......................................................     33,166,353
                                                                                                ------------
                         FINLAND (2.3%)
                         Government Obligation
      GBP     9,100      Finland (Republic of) ...................      8.00       04/07/03       13,668,506
                                                                                                ------------
                         GERMANY (3.0%)
                         Government Obligations
      EUR    15,500      Deutschland Republic ....................      6.00       09/15/03       13,453,791
              5,000      Germany (Republic of) ...................      8.00       07/22/02        4,438,475
                                                                                                ------------
                         TOTAL GERMANY ......................................................     17,892,266
                                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


       PRINCIPAL
       AMOUNT IN                                                      COUPON      MATURITY
       THOUSANDS                                                       RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------

                          NETHERLANDS (6.9%)
                          Government Obligations (6.7%)
       GBP     9,100      BK Nederlandse .........................         7.00 %  12/20/02     $ 13,367,440
       EUR    13,500      Netherlands Government Bond (b).........         8.50    03/15/01       11,588,941
              17,750      Netherlands (Kingdom of) ...............         5.75    09/15/02       15,222,240
                                                                                                ------------
                                                                                                  40,178,621

                                                                                                ------------
                          Specialty Telecommunications (0.2%)
        $      1,300      Versatel Telecom International NV.......        13.25    05/15/08          994,500
                                                                                                ------------
                          TOTAL NETHERLANDS .................................................     41,173,121
                                                                                                ------------
                          NORWAY (2.6%)
                          Government Obligation
       NOK   136,570      Norway Government Bond (b) .............         9.50    10/31/02       15,327,185
                                                                                                ------------
                          SWEDEN (2.7%)
                          Government Obligation
       SEK   160,000      Swedish Government Bond (b) ............         5.50    04/12/02       16,215,499
                                                                                                ------------
                          UNITED KINGDOM (1.7%)
                          Cellular Telephone (0.1%)
        $      2,000      Dolphin Telecom PLC ....................        11.50++  06/01/08          400,000
               3,500      Dolphin Telecom PLC ....................        14.00++  05/15/09          525,000
                                                                                                ------------
                                                                                                     925,000
                                                                                                ------------
                          Major Banks (1.4%)
       GBP     5,600      Abbey National Treasury
                            Service (b) ..........................         7.125   03/14/01        8,135,251
                                                                                                ------------
                          Specialty Telecommunications (0.2%)
        $      1,200      Esprit Telecom Group PLC ...............        11.50    12/15/07          276,000
               3,600      Esprit Telecom Group PLC ...............        10.875   06/15/08          828,000
                                                                                                ------------
                                                                                                   1,104,000

                                                                                                ------------
                          TOTAL UNITED KINGDOM ..............................................     10,164,251
                                                                                                ------------
                          TOTAL FOREIGN (Cost $210,822,610) .................................    165,303,740
                                                                                                ------------
                          UNITED STATES (64.6%)
                          CORPORATE BONDS (28.8%)
                          Advertising/Marketing Services (0.5%)
               3,200      Interep National Radio Sales Inc. ......        10.00    07/01/08        2,720,000
                                                                                                ------------
                          Aerospace & Defense (0.5%)
               1,300      Loral Space & Communications Ltd........         9.50    01/15/06          936,000
               2,700      Sabreliner Corp. - 144A* ...............        11.00    06/15/08        2,234,250
                                                                                                ------------
                                                                                                   3,170,250

                                                                                                ------------
                          Broadcast/Media (0.5%)
               3,800      Tri-State Outdoor Media Group,
                            Inc. .................................        11.00    05/15/08        3,230,000
                                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                                     COUPON      MATURITY
      THOUSANDS                                                      RATE         DATE           VALUE
-----------------------------------------------------------------------------------------------------------
                        Broadcasting (0.1%)
$            1,200      XM Satellite Radio Holdings Inc. ........       14.00%   03/15/10     $    816,000
                                                                                              ------------
                        Cable/Satellite TV (0.2%)
             3,000      Knology Holdings Inc. ...................       11.875++ 10/15/07        1,350,000
                                                                                              ------------
                        Casino/Gambling (1.8%)
            12,740      Aladdin Gaming Holdings/Capital
                          Corp. LLC (Series B) ..................       13.50++  03/01/10        5,733,000
             8,900      Fitzgeralds Gaming Corp.
                          (Series B) (c) ........................       12.25    12/15/04        4,717,000
                                                                                              ------------
                                                                                                10,450,000
                                                                                              ------------
                        Cellular Telephone (1.5%)
             1,400      Dobson/Sygnet Communications ............       12.25    12/15/08        1,379,000
             7,300      McCaw International Ltd. ................       13.00++  04/15/07        5,146,500
             1,500      Tritel PCS Inc. .........................       12.75++  05/15/09          967,500
             1,500      Triton Communications LLC ...............       11.00++  05/01/08        1,136,250
                                                                                              ------------
                                                                                                 8,629,250
                                                                                              ------------
                        Commercial Printing/Forms (0.0%)
             2,700      Premier Graphics Inc. (a) (c) ...........       11.50    12/01/05          189,000
                                                                                              ------------
                        Consumer/Business Services (0.9%)
             1,200      Anacomp, Inc. (Series B) (c) ............       10.875   04/01/04          216,000
             1,100      Anacomp, Inc. (Series D) (c) ............       10.875   04/01/04          198,000
             6,750      Comforce Operating, Inc. ................       12.00    12/01/07        3,510,000
             1,500      Muzak LLC ...............................        9.875   03/15/09        1,320,000
                                                                                              ------------
                                                                                                 5,244,000
                                                                                              ------------
                        Containers/Packaging (1.5%)
             1,100      Berry Plastics Corp. ....................       12.25    04/15/04        1,001,000
             5,650      Envirodyne Industries, Inc. .............       10.25    12/01/01        4,463,500
             3,500      Packaging Resources, Inc. (c) ...........       11.625   05/01/03        3,430,000
                                                                                              ------------
                                                                                                 8,894,500
                                                                                              ------------
                        Diversified Manufacturing (0.7%)
             1,400      Eagle-Picher Industries, Inc. ...........        9.375   03/01/08        1,169,000
             2,588      Jordan Industries, Inc. (Series B) ......       11.75++  04/01/09        1,630,440
             1,800      Jordan Industries, Inc. .................       10.375   08/01/07        1,620,000
                                                                                              ------------
                                                                                                 4,419,440
                                                                                              ------------
                        Drugstore Chains (0.1%)
             1,700      Rite Aid Corp. ..........................        7.70    02/15/27          340,000
                                                                                              ------------
                        Electronic Distributors (0.0%)
             5,600      CHS Electronics, Inc. (a) (c) ...........        9.875   04/15/05          112,000
                                                                                              ------------
                        Electronic Equipment/Instruments (0.3%)
             2,700      High Voltage Engineering, Inc. ..........       10.75    08/15/04        1,755,000
                                                                                              ------------
                        Electronics/Appliances (0.2%)
             1,400      Windmere-Durable Holdings, Inc. .........       10.00    07/31/08        1,260,000
                                                                                              ------------


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                                       COUPON      MATURITY
      THOUSANDS                                                        RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                         Environmental Services (0.4%)
$          2,500         Allied Waste North America, Inc.
                           (Series B) ............................        10.00 %  08/01/09     $  2,162,500
                                                                                                ------------
                         Financial Conglomerates (1.0%)
GBP        4,200         General Electric Capital Corp. (b) ......         6.625   03/16/01        6,088,373
                                                                                                ------------
                         Food Distributors (0.4%)
$          1,300         Fleming Companies, Inc. (Series B).......        10.625   07/31/07          975,000
           1,300         Volume Services of America Inc. .........        11.25    03/01/09        1,176,500
                                                                                                ------------
                                                                                                   2,151,500
                                                                                                ------------
                         Food Retail (0.5%)
           2,250         Big V Supermarkets, Inc.
                           (Series B) ............................        11.00    02/15/04        1,530,000
             850         Eagle Food Centers, Inc. ................        11.00    04/15/05          425,000
           2,367         Pueblo Xtra International, Inc.
                           (Series C) ............................         9.50    08/01/03        1,112,490
                                                                                                ------------
                                                                                                   3,067,490
                                                                                                ------------
                         Food: Specialty/Candy (0.5%)
          44,552         SFAC New Holdings Inc. (d) ..............        13.00++  06/15/09        2,673,103
                                                                                                ------------
                         Hotels/Resorts (0.1%)
           2,700         Epic Resorts LLC (Series B) .............        13.00    06/15/05          810,000
                                                                                                ------------
                         Household/Personal Care (0.3%)
           2,015         J.B. Williams Holdings, Inc. ............        12.00    03/01/04        1,974,700
                                                                                                ------------
                         Industrial Specialties (0.8%)
           1,300         Cabot Safety Corp. ......................        12.50    07/15/05        1,293,500
           1,800         Indesco International Inc. ..............         9.75    04/15/08          450,000
           1,000         International Wire Group, Inc.
                           (Series B) ............................        11.75    06/01/05          995,000
           2,250         Outsourcing Services Group, Inc.
                           (Series B) ............................        10.875   03/01/06        1,800,000
                                                                                                ------------
                                                                                                   4,538,500
                                                                                                ------------
                         International Banks (0.8%)
GBP        3,061         KFW International Finance (b) ...........        10.625   09/03/01        4,582,969
                                                                                                ------------
                         Internet Software/Services (0.4%)
$          2,600         Globix Corp. - 144A* ....................        12.50    02/01/10        1,430,000
           1,700         PSINET, Inc. ............................        11.00    08/01/09          850,000
                                                                                                ------------
                                                                                                   2,280,000
                                                                                                ------------
                         Major Banks (0.2%)
GBP        1,000         Morgan Guaranty Trust Corp. .............         7.375   12/28/01        1,462,748
                                                                                                ------------
                         Medical Specialties (0.7%)
$          5,100         Mediq Inc./PRN Life Support
                           Services Inc. (c) .....................        11.00    06/01/08          153,000
           5,400         Universal Hospital Services, Inc. .......        10.25    03/01/08        3,888,000
                                                                                                ------------
                                                                                                   4,041,000
                                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


     PRINCIPAL
     AMOUNT IN                                                        COUPON      MATURITY
     THOUSANDS                                                         RATE         DATE           VALUE
-------------------------------------------------------------------------------------------------------------
                       Medical/Nursing Services (0.6%)
     $      5,250      Pediatric Services of America, Inc.
                         (Series A) ..............................        10.00 %  04/15/08     $  3,675,000
                                                                                                ------------
                       Office Equipment/Supplies (0.7%)
            6,890      Mosler, Inc. ..............................        11.00    04/15/03        4,134,000
                                                                                                ------------
                       Other Consumer Specialties (0.8%)
            5,800      Samsonite Corp. ...........................        10.75    06/15/08        4,524,000
                                                                                                ------------
                       Restaurants (1.5%)
           48,756      American Restaurant Group
                         Holdings, Inc. - 144A* (d) ..............         0.00    12/15/05        6,338,267
            5,200      FRD Acquisition Corp. (Series B) ..........        12.50    07/15/04        1,872,000
            1,300      Friendly Ice Cream Corp. ..................        10.50    12/01/07          871,000
                                                                                                ------------
                                                                                                   9,081,267
                                                                                                ------------
                       Retail - Specialty (0.4%)
            1,300      Pantry, Inc. ..............................        10.25    10/15/07        1,202,500
            1,700      Petro Stopping Centers L.P. ...............        10.50    02/01/07        1,445,000
                                                                                                ------------
                                                                                                   2,647,500
                                                                                                ------------
                       Specialty Telecommunications (3.2%)
            6,500      Birch Telecom Inc. ........................        14.00    06/15/08        3,900,000
            3,000      DTI Holdings Inc. (Series B) ..............        12.50++  03/01/08        1,020,000
           16,300      Firstworld Communications, Inc. ...........        13.00++  04/15/08        3,586,000
            1,500      Pac-West Telecommunications
                         Group, Inc. .............................        13.50    02/01/09        1,335,000
            2,300      Primus Telecommunications Group,
                         Inc. ....................................        12.75    10/15/09        1,173,000
            2,700      Primus Telecommunications Group,
                         Inc. (Series B) .........................         9.875   05/15/08        1,377,000
            3,800      Viatel, Inc. ..............................        11.25    04/15/08        1,976,000
              800      Viatel, Inc. ..............................        11.50    03/15/09          416,000
            6,400      World Access, Inc. (d) ....................        13.25    01/15/08        4,480,000
                                                                                                ------------
                                                                                                  19,263,000
                                                                                                ------------
                       Telecommunications (3.3%)
            2,400      CapRock Communications Corp. ..............        11.50    05/01/09        2,310,000
            1,400      CapRock Communications Corp.
                         (Series B) ..............................        12.00    07/15/08        1,368,500
            1,500      Covad Communications Group, Inc.                   12.50    02/15/09          780,000
            5,900      e. Spire Communications, Inc. .............        13.75    07/15/07        3,186,000
            1,500      Focal Communications Corp.
                         (Series B) ..............................        12.125++ 02/15/08          750,000
            1,300      Hyperion Telecommunication, Inc.
                         (Series B) ..............................        12.25    09/01/04        1,105,000
           28,500      In-Flight Phone Corp. (Series B) ..........        14.00    05/15/02        1,425,000
            1,300      Level 3 Communications, Inc. ..............         9.125   05/01/08        1,053,000
            1,000      MGC Communications, Inc. ..................        13.00    04/01/10          610,000
            1,300      NextLink Communications LLC ...............        10.75    06/01/09        1,144,000
            5,400      Rhythms Netconnections, Inc. ..............        12.75    04/15/09        2,592,000

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


     PRINCIPAL
     AMOUNT IN                                                        COUPON       MATURITY
     THOUSANDS                                                         RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------

     $      1,200      Startec Global Communications
                         Corp. ...................................        12.00 %   05/15/08     $    720,000
            3,000      Talton Holdings, Inc. (Series B) ..........        11.00     06/30/07        2,490,000
                                                                                                 ------------
                                                                                                   19,533,500
                                                                                                 ------------
                       Truck/Construction/Farm Machinery (0.4%)
            2,800      J.B. Poindexter & Co., Inc. ...............        12.50     05/15/04        2,604,000
                                                                                                 ------------
                       Wireless Communications (3.0%)
           11,300      Advanced Radio Telecom Corp. ..............        14.00     02/15/07        6,780,000
              900      Arch Escrow Corp. .........................        13.75     04/15/08          540,000
           21,800      CellNet Data Systems Inc. (a) .............        14.00++   10/01/07          109,000
            1,000      Globalstar LP/Capital Corp. ...............        10.75     11/01/04          150,000
            1,850      Globalstar LP/Capital Corp. ...............        11.50     06/01/05          277,500
            3,500      Orbcomm Global LP/Capital
                         Corp. (a) (c) ...........................        14.00     08/15/04          525,000
            4,600      Paging Network, Inc. (a) (c) ..............        10.125    08/01/07          966,000
            8,300      Paging Network, Inc. (a) (c) ..............        10.00     10/15/08        1,743,000
            5,850      USA Mobile Communications
                         Holdings, Inc. ..........................        14.00     11/01/04        4,446,000
            1,800      Winstar Communications, Inc. -
                         144A* ...................................         0.00     04/15/10          567,000
            2,400      Winstar Communications, Inc. -
                         144A* ...................................        12.75     04/15/10        1,728,000
                                                                                                 ------------
                                                                                                   17,831,500
                                                                                                 ------------
                       TOTAL CORPORATE BONDS
                       (Cost $288,431,367)....................................................    171,706,090
                                                                                                 ------------
                       MORTGAGE-BACKED SECURITIES (26.0%)
                       Federal Home Loan Mortgage Corp. (0.4%)
            1,646       ..........................................         7.00     04/01/04        1,642,906
              689       ..........................................         8.00     10/01/24          697,880
                                                                                                 ------------
                                                                                                    2,340,786
                                                                                                 ------------
                       Federal National Mortgage Assoc. (13.1%)
           29,437       ..........................................         6.00    02/01/11-
                                                                                   04/01/28        28,126,924
           29,085       .........................................          6.50    11/01/08-
                                                                                   11/01/23        28,140,138
            4,609       .........................................          7.00    10/01/08-
                                                                                   04/01/17         4,534,000
            8,638       .........................................          7.50    11/01/22         8,624,800
            2,815       .........................................          8.00    10/01/01-
                                                                                   06/01/22         2,847,048

            5,225       .........................................          8.50    07/01/17         5,336,053
                                                                                                 ------------
                                                                                                   77,608,963
                                                                                                 ------------
                       Government National Mortgage Assoc. (12.5%)
           21,399       .........................................          6.00    10/15/23        20,162,028
           21,831       .........................................          6.50    11/20/23-
                                                                                   02/15/26        21,051,936


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


      PRINCIPAL
      AMOUNT IN                                            COUPON     MATURITY
      THOUSANDS                                             RATE        DATE            VALUE
--------------------------------------------------------------------------------------------------
       $     11,590       ...............................  7.00%       12/15/22-
                                                                       06/20/29      $ 11,387,165
             17,439       ...............................  7.50        05/15/17-
                                                                       11/15/06        17,493,243
              3,348       ...............................  8.00        01/15/22         3,402,357
              1,132       ...............................  8.50        10/15/24         1,160,523
                                                                                     ------------
                                                                                       74,657,252
                                                                                     ------------
                         TOTAL MORTGAGE-BACKED SECURITIES
                         (Cost $157,748,277)......................................    154,607,001
                                                                                     ------------
                         U.S. GOVERNMENT AGENCIES & OBLIGATIONS (9.8%)
                         Federal Home Loan Banks (b) (2.0%)
              5,000       ...............................  6.37        09/25/07         4,894,450
              5,000       ...............................  6.385       10/23/07         4,897,800
              2,000       ................................ 5.45        01/12/09         1,833,260
                                                                                     ------------
                                                                                       11,625,510
                                                                                     ------------
                         Federal Home Loan Mortgage Corp. (2.3%)
              3,000       ................................ 5.75        04/15/08         2,837,910
             15,000       ................................ 0.00        07/02/12-
                                                                       08/15/02        10,877,850
                                                                                     ------------
                                                                                       13,715,760
                                                                                     ------------
                         Federal National Mortgage Assoc. (b) (3.5%)
       GBP    9,000       ................................ 6.875       06/07/02        13,178,201
       AUD    6,340       ................................ 6.50        07/10/02         3,293,153
       $      6,000      Principal Strips ................ 0.00        02/12/04-
                                                                       02/01/05         4,607,560
                                                                                     ------------
                                                                                       21,078,914
                                                                                     ------------
             13,475      Financing Corp. (1.7%) .......... 0.00        03/07/05-
                                                                       04/06/06         9,885,508
                                                                                     ------------
              2,320      Tennessee Valley Authority (0.3%) 0.00        01/15/03         2,010,651
                                                                                     ------------
                         TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                         (Cost $88,058,776).......................................     58,316,343
                                                                                     ------------
                         TOTAL UNITED STATES
                         (Cost $534,238,420)......................................    384,629,434
                                                                                     ------------
                         TOTAL GOVERNMENT & CORPORATE BONDS
                         (Cost $745,061,030)......................................    549,933,174
                                                                                     ------------
  NUMBER OF
   SHARES
------------
                         COMMON STOCKS (e) (0.2%)
                         Apparel/Footwear Retail (0.0%)
 1,310,596               County Seat Stores, Inc. (d) ..........                           11,795
                                                                                     ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


  NUMBER OF
   SHARES                                                                            VALUE
-----------------------------------------------------------------------------------------------
               Casino/Gambling (0.0%)
    10,773     Fitzgerald Gaming Corp. (Class D)* ...........................   $         11
                                                                                ------------
               Food Retail (0.0%)
     6,435     Eagle Food Centers, Inc. .....................................          5,430
                                                                                ------------
               Food: Specialty/Candy (0.0%)
     2,423     SFAC New Holdings Inc. (d)* ..................................            606
   198,750     Specialty Foods Acquisition Corp. - 144A* ....................          1,988
                                                                                ------------
                                                                                       2,594
                                                                                ------------
               Hotels/Resorts (0.0%)
     2,000     Motels of America, Inc. - 144A* ..............................            500
                                                                                ------------
               Medical/Nursing Services (0.0%)
   512,862     Raintree Healthcare Corp. (d) ................................          4,616
                                                                                ------------
               Restaurants (0.0%)
     6,000     American Restaurant Group Holdings, Inc. - 144A* .............          1,500
                                                                                ------------
               Specialty Telecommunications (0.2%)
    37,335     Versatel Telecom International NV (Netherlands) (d) ..........        746,700
    20,110     World Access, Inc. (d) .......................................         98,036
                                                                                ------------
                                                                                     844,736
                                                                                ------------

   298,462     United States Leather, Inc. (d) ..............................          2,985
                                                                                ------------
               Wireless Communications (0.0%)
   196,000     FWT, Inc. (Class A) ..........................................          1,960
                                                                                ------------
               TOTAL COMMON STOCKS
               (Cost $19,171,388)............................................        876,127
                                                                                ------------
               CONVERTIBLE PREFERRED STOCKS (0.3%)
               Oil & Gas Production (0.0%)
       989     XCL Ltd.+  - 144A* ...........................................            495
     5,000     XCL Ltd. (Units)#+ - 144A* ...................................          2,500
                                                                                ------------
                                                                                       2,995
                                                                                ------------
               Restaurants (0.1%)
     1,886     American Restaurant Group Holdings, Inc. (Series B)
               (Non-Conv.) + ................................................        754,400
                                                                                ------------
               Wireless Communications (0.2%)
 1,960,000     FWT, Inc. (Series A) (Non-Conv.) .............................        980,000
                                                                                ------------
               TOTAL CONVERTIBLE PREFERRED STOCKS
               (Cost $11,257,977)............................................      1,737,395
                                                                                ------------

 NUMBER OF                                          EXPIRATION
 WARRANTS                                              DATE
----------                                         -----------
             WARRANTS (e) (0.2%)
             Aerospace & Defense (0.0%)
   1,000     Sabreliner Corp. - 144A* ..........    04/15/03                          10,000
                                                                                ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued


 NUMBER OF                                                          EXPIRATION
 WARRANTS                                                              DATE            VALUE
-------------------------------------------------------------------------------------------------
             Broadcasting (0.0%)
   4,000     UIH Australia/Pacific Inc. ........................    05/15/06      $     60,000
   1,200     XM Satellite Radio Holdings Inc. ..................    03/15/10           168,000
                                                                                  ------------
                                                                                       228,000
                                                                                  ------------
             Casino/Gambling (0.0%)
  68,000     Aladdin Gaming Enterprises, Inc. - 144A* ..........    03/01/10               680
                                                                                  ------------
             Cellular Telephone (0.0%)
   5,300     McCaw International Ltd. - 144A* ..................    04/15/07           106,000
                                                                                  ------------
             Hotels/Resorts (0.0%)
   2,700     Epic Resorts LLC/Capital - 144A* ..................    06/15/05                27
                                                                                  ------------
             Restaurants (0.0%)
   1,500     American Restaurant Group Holdings, Inc. -
               144A* ...........................................    08/15/08                15
                                                                                  ------------
             Specialty Telecommunications (0.2%)
   6,500     Birch Telecom Inc. - 144A* ........................    06/15/08           650,000
  15,000     DTI Holdings Inc. - 144A* .........................    03/01/08               150
  16,300     Firstworld Communications, Inc. - 144A* ...........    04/15/08           244,500
                                                                                  ------------
                                                                                       894,650
                                                                                  ------------
             Telecommunications (0.0%)
   1,200     Startec Global Communications Corp. -
               144A* ...........................................    05/15/08             1,200
                                                                                  ------------
             TOTAL WARRANTS
             (Cost $316,776).................................................        1,240,572
                                                                                  ------------

    PRINCIPAL
    AMOUNT IN                                           COUPON      MATURITY
    THOUSANDS                                            RATE         DATE
----------------                                     -----------   ----------
                   SHORT-TERM INVESTMENTS (3.4%)
                   UNITED STATES
                   TIME DEPOSITS (f) (2.1%)
 NOK       59,063  Chase Manhattan Bank ..........   6.875%         11/02/00         6,358,411
 EUR        7,465  Chase Manhattan Bank ..........   4.70           11/03/00         6,338,570
                                                                                  ------------
                   TOTAL TIME DEPOSITS
                   (Cost $12,533,121).......................................        12,696,981
                                                                                  ------------
                   REPURCHASE AGREEMENT (1.3%)
  $         7,555  The Bank of New York (dated
                   10/31/00; proceeds $7,556,795) (g)
                    (Cost $7,555,444).............   6.44           11/01/00         7,555,444
                                                                                  ------------
                   TOTAL SHORT-TERM INVESTMENTS
                   (Cost $20,088,565).......................................        20,252,425
                                                                                  ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued



                                                     VALUE
                                                ---------------
       TOTAL INVESTMENTS
       (Cost $795,895,736) (h)         96.5%    $574,039,693

       OTHER ASSETS IN EXCESS OF
       LIABILITIES ...........          3.5       20,577,320
                                      -----     ------------
       NET ASSETS ............        100.0%    $594,617,013
                                      =====     ============

---------------------
*    Resale is restricted to qualified institutional investors.
# Consists of one or more class of securities traded together as a unit; stocks or bonds with attached warrants.
+    Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future date.
(a)  Issuer in bankruptcy.
(b) Some or all of these securities are segregated in connection with open forward foreign currency contracts and securities purchased on a forward commitment basis.
(c)  Non-income producing security; bond in default.
(d)  Acquired through exchange offer.
(e)  Non-income producing securities.
(f)  Subject to withdrawal restrictions until maturity.
(g) Collateralized by $7,562,416 U.S. Treasury Bill 6.25% due 07/31/02 valued at $7,706,571.
(h) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $11,396,154 and the aggregate gross unrealized depreciation is $233,252,197, resulting in net unrealized depreciation of $221,856,043.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 2000, continued

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2000:


                                                             UNREALIZED
    CONTRACTS TO          IN EXCHANGE        DELIVERY       APPRECIATION
      DELIVER                 FOR              DATE        (DEPRECIATION)
-------------------------------------------------------------------------
$         6,307,965    EUR  7,465,047      11/01/2000       $   30,607
EUR      15,946,000    $   13,379,013      11/27/2000         (177,957)
GBP       3,300,000    $    4,797,411      11/13/2000           10,307
GBP       1,615,235    $    2,348,956      11/30/2000            5,088
NOK      59,085,846    $    6,307,833      11/02/2000          (53,008)
                                                            ----------
         Net unrealized depreciation ................       $ (184,963)
                                                            ==========

Currency Abbreviations:
-----------------------

AUD     Australian Dollar.
GBP     British Pound.
CAD     Canadian Dollar.
DKK     Danish Krone.
EUR     Euro.
NOK     Norwegian Krone.
SEK     Swedish Krona.


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS:

Investments in securities, at value (cost $795,895,736)...................    $574,039,693
Unrealized appreciation on open forward foreign currency contracts .......          46,002
Cash .....................................................................      10,865,719
Receivable for:
   Interest ..............................................................      14,352,856
   Investments sold ......................................................       3,074,411
   Shares of beneficial interest sold ....................................         924,731
Prepaid expenses and other assets ........................................          49,889
                                                                              ------------
   TOTAL ASSETS ..........................................................     603,353,301
                                                                              ------------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts .......         230,965
Payable for:
   Investments purchased .................................................       6,338,571
   Shares of beneficial interest repurchased .............................       1,372,626
   Plan of distribution fee ..............................................         445,329
   Investment management fee .............................................         214,041
Accrued expenses and other payables ......................................         134,756
                                                                              ------------
   TOTAL LIABILITIES .....................................................       8,736,288
                                                                              ------------
   NET ASSETS ............................................................    $594,617,013
                                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ..........................................................    $868,179,632
Net unrealized depreciation ..............................................     222,546,422)
Dividends in excess of net investment income .............................      (3,126,277)
Accumulated net realized loss ............................................     (47,889,920)
                                                                              ------------
   NET ASSETS ............................................................    $594,617,013
                                                                              ============

CLASS A SHARES:
Net Assets ...............................................................     $13,318,287
Shares Outstanding (unlimited authorized, $.01 par value).................       1,911,492
   NET ASSET VALUE PER SHARE .............................................           $6.97
                                                                                     =====
   MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 4.44% of net asset value) .......................           $7.28
                                                                                     =====

CLASS B SHARES:
Net Assets ...............................................................    $565,492,583
Shares Outstanding (unlimited authorized, $.01 par value) ................      81,046,617
   NET ASSET VALUE PER SHARE .............................................           $6.98
                                                                                     =====

CLASS C SHARES:
Net Assets ...............................................................     $14,312,911
Shares Outstanding (unlimited authorized, $.01 par value) ................       2,054,667
   NET ASSET VALUE PER SHARE .............................................           $6.97
                                                                                     =====

CLASS D SHARES:
Net Assets ...............................................................      $1,493,232
Shares Outstanding (unlimited authorized, $.01 par value).................         213,723
   NET ASSET VALUE PER SHARE .............................................           $6.99
                                                                                     =====

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 2000


NET INVESTMENT INCOME:

INTEREST INCOME ......................................................   $ 75,346,208
                                                                         ------------

EXPENSES
Plan of distribution fee (Class A shares) ............................         35,950
Plan of distribution fee (Class B shares) ............................      6,043,295
Plan of distribution fee (Class C shares) ............................        141,669
Investment management fee ............................................      2,991,996
Transfer agent fees and expenses .....................................        574,665
Registration fees ....................................................         99,365
Custodian fees .......................................................         95,416
Shareholder reports and notices ......................................         94,666
Professional fees ....................................................         77,919
Trustees' fees and expenses ..........................................         17,188
Other ................................................................         25,491
                                                                         ------------
   TOTAL EXPENSES ....................................................     10,197,620
                                                                         ------------
   NET INVESTMENT INCOME .............................................     65,148,588
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/(loss) on:
   Investments .......................................................    (40,481,232)
   Foreign exchange transactions .....................................      9,895,709
                                                                         ------------
   NET LOSS ..........................................................    (30,585,523)
                                                                         ------------
Net change in unrealized appreciation/depreciation on:
   Investments .......................................................    (82,907,458)
   Translation of forward foreign currency contracts, other assets and
     liabilities denominated in foreign currencies ...................     (1,425,031)
                                                                         ------------
   NET DEPRECIATION ..................................................    (84,332,489)
                                                                         ------------
   NET LOSS ..........................................................   (114,918,012)
                                                                         ------------
NET DECREASE .........................................................   $(49,769,424)
                                                                         ============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE YEAR         FOR THE YEAR
                                                                    ENDED               ENDED
                                                              OCTOBER 31, 2000     OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income ....................................     $   65,148,588     $  80,184,261
Net realized loss ........................................        (30,585,523)      (18,452,394)
Net change in unrealized depreciation ....................        (84,332,489)      (83,376,343)
                                                               --------------     --------------
   NET DECREASE ..........................................        (49,769,424)      (21,644,476)
                                                               --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   Class A shares ........................................         (1,450,663)       (1,474,948)
   Class B shares ........................................        (52,380,875)      (64,975,880)
   Class C shares ........................................         (1,259,557)       (1,307,832)
   Class D shares ........................................           (194,544)          (67,347)
Paid-in-capital:
   Class A shares ........................................           (131,489)         (204,223)
   Class B shares ........................................         (4,747,855)       (8,996,654)
   Class C shares ........................................           (114,168)         (181,085)
   Class D shares ........................................            (17,634)           (9,325)
                                                               --------------     --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .....................        (60,296,785)      (77,217,294)
                                                               --------------     --------------
Net decrease from transactions in shares of beneficial
  interest ...............................................       (197,194,430)      (54,811,256)
                                                               --------------     --------------
   NET DECREASE ..........................................       (307,260,639)     (153,673,026)
NET ASSETS:
Beginning of period ......................................        901,877,652     1,055,550,678
                                                               --------------     --------------
   END OF PERIOD
   (Including dividends in excess of net investment
   income of $3,126,277 and $2,194,141, respectively).....     $  594,617,013     $ 901,877,652
                                                               ==============     =============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Diversified Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks to maximize total return, but only when consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes, are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C - up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,579,635 at October 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $985, $1,650,129 and $10,280, respectively and received $25,418 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2000 aggregated $283,039,098 and $502,923,467, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $75,731,778 and $217,145,403, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,824. At October 31, 2000, the Fund had an accrued pension liability of $40,676 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                                 FOR THE YEAR                      FOR THE YEAR
                                                                    ENDED                             ENDED
                                                               OCTOBER 31, 2000                  OCTOBER 31, 1999
                                                      ---------------------------------- --------------------------------
                                                           SHARES            AMOUNT           SHARES          AMOUNT
                                                      ---------------- ----------------- --------------- ----------------
CLASS A SHARES
Sold ................................................     16,027,157    $  121,559,975       2,848,419    $   24,256,392
Reinvestment of dividends and distributions .........         78,885           604,053          65,553           563,411
Redeemed ............................................    (16,870,559)     (128,128,766)     (1,917,929)      (16,068,227)
                                                         -----------    --------------      ----------    --------------
Net increase (decrease) - Class A ...................       (764,517)       (5,964,738)        996,043         8,751,576
                                                         -----------    --------------      ----------    --------------

CLASS B SHARES
Sold ................................................     30,585,618       235,249,712      46,504,109       405,026,436
Reinvestment of dividends and distributions .........      3,104,016        23,959,224       3,786,566        32,666,180
Redeemed ............................................    (57,995,493)     (448,750,812)    (58,638,989)     (507,410,583)
                                                         -----------    --------------     -----------    --------------
Net decrease - Class B ..............................    (24,305,859)     (189,541,876)     (8,348,314)      (69,717,967)
                                                         -----------    --------------     -----------    --------------

CLASS C SHARES
Sold ................................................      1,559,481        11,632,644       1,432,185        12,480,926
Reinvestment of dividends and distributions .........         92,656           709,891          94,887           815,013
Redeemed ............................................     (1,984,780)      (14,956,054)       (880,512)       (7,540,173)
                                                         -----------    --------------     -----------    --------------
Net increase (decrease) - Class C ...................       (332,643)       (2,613,519)        646,560         5,755,766
                                                         -----------    --------------     -----------    --------------

CLASS D SHARES
Sold ................................................      6,633,983        53,098,178          82,581           708,190
Reinvestment of dividends and distributions .........         14,355           111,419           5,374            46,101
Redeemed ............................................     (6,562,867)      (52,283,894)        (41,881)         (354,922)
                                                         -----------    --------------     -----------    --------------
Net increase - Class D ..............................         85,471           925,703          46,074           399,369
                                                         -----------    --------------     -----------    --------------
Net decrease in Fund ................................    (25,317,548)   $ (197,194,430)     (6,659,637)   $  (54,811,256)
                                                         ===========    ==============      ==========    ==============

6. FEDERAL INCOME TAX STATUS

At October 31, 2000, the Fund had a net capital loss carryover of $47,738,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:


                                AMOUNT IN THOUSANDS
--------------------------------------------------------------------------------
  2002         2003       2004       2005        2006        2007        2008
---------   ---------  ---------  ---------   ---------   ---------   ----------
$3,024       $3,677     $2,482     $7,131      $3,233      $7,708      $20,483
========     ======     ======     ======      ======      ======      =======

As of October 31, 2000, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts, capital loss deferrals on wash sales and interest on bonds in default and permanent books/tax differences primarily attributable to foreign

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 2000, continued

currency losses. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged $10,796,085, paid-in-capital was credited $3,668,879 and accumulated net realized loss was credited $7,126,206.

7. PURPOSE OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 2000, there were outstanding forward contracts.

8. FUND MERGER

On October 26, 2000, the Trustees of the Fund and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") approved a plan of reorganization ("the Plan") whereby World Wide would be merged into the Fund. The Plan is subject to the consent of World Wide's shareholders. If approved, the assets of World Wide would be combined with the assets of the Fund and shareholders of World Wide would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in World Wide.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                                                                               FOR THE PERIOD
                                                                   FOR THE YEAR ENDED OCTOBER 31,              JULY 28, 1997*
                                                           -----------------------------------------------        THROUGH
                                                                2000             1999             1998        OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES#

SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................         $8.16            $9.01            $9.46           $9.40
                                                                 -----            -----            -----           -----
Income (loss) from investment operations:
 Net investment income .................................          0.72             0.74             0.74            0.22
 Net realized and unrealized gain (loss) ...............         (1.23)           (0.87)           (0.46)           0.04
                                                                 -----            -----            -----           -----
Total income (loss) from investment operations .........         (0.51)           (0.13)            0.28            0.26
                                                                 -----            -----            -----           -----
Less dividends and distributions from:
 Net investment income .................................         (0.62)           (0.63)           (0.70)          (0.20)
 Paid-in-capital .......................................         (0.06)           (0.09)           (0.03)              -
                                                                 -----            -----            -----           -----
Total dividends and distributions ......................         (0.68)           (0.72)           (0.73)          (0.20)
                                                                 -----            -----            -----           -----
Net asset value, end of period .........................         $6.97            $8.16            $9.01           $9.46
                                                                 =====            =====            =====           =====
TOTAL RETURN+ ..........................................         (6.66)%          (1.61)%           2.86%           2.74%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          0.73 %(3)        0.72 %(3)        0.77%(3)        0.85%(2)
Net investment income ..................................          9.28 %(3)        8.56 %(3)        7.94%(3)        8.98%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $13,318          $21,828          $15,130          $4,933
Portfolio turnover rate ................................            40%              71%             130%            104%

-------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                                          ------------------------------------------------------------------------
                                                             2000#          1999#             1998#          1997*#       1996
----------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $8.16          $9.01             $9.46          $9.78        $9.62
                                                             -----          -----             -----          -----        -----
Income (loss) from investment operations:
 Net investment income .................................      0.67           0.68              0.68           0.74         0.78
 Net realized and unrealized gain (loss) ...............     (1.22)         (0.87)            (0.46)         (0.15)        0.10
                                                             -----          -----             -----          -----        -----
Total income (loss) from investment operations .........     (0.55)         (0.19)             0.22           0.59         0.88
                                                             -----          -----             -----          -----        -----
Less dividends and distributions from:
 Net investment income .................................     (0.58)         (0.58)            (0.65)         (0.91)       (0.72)
 Paid-in-capital .......................................     (0.05)         (0.08)            (0.02)             -            -
                                                             -----          -----             -----          -----        -----
Total dividends and distributions ......................     (0.63)         (0.66)            (0.67)         (0.91)       (0.72)
                                                             -----          -----             -----          -----        -----
Net asset value, end of period .........................     $6.98          $8.16             $9.01          $9.46        $9.78
                                                             =====          =====             =====          =====        =====

TOTAL RETURN+ ..........................................     (7.24)%        (2.14)%            2.23%          6.46%        9.49%

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................      1.38 %(1)      1.38 %(1)         1.38%(1)       1.40%        1.42%
Net investment income ..................................      8.63 %(1)      7.90 %(1)         7.33%(1)       7.90%        8.38%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................  $565,493       $859,553        $1,024,021       $915,899     $745,581
Portfolio turnover rate ................................        40%            71%              130%           104%          82%


--------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                         FOR THE PERIOD
                                                               FOR THE YEAR ENDED OCTOBER 31,            JULY 28, 1997*
                                                       ----------------------------------------------       THROUGH
                                                           2000            1999              1998        OCTOBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............      $8.15           $9.00             $9.45             $9.40
                                                          -----           -----             -----             -----
Income (loss) from investment operations:
 Net investment income .............................       0.67            0.68              0.68              0.20
 Net realized and unrealized gain (loss) ...........      (1.22)          (0.87)            (0.46)             0.04
                                                          -----           -----             -----             -----
Total income (loss) from investment operations .....      (0.55)          (0.19)             0.22              0.24
                                                          -----           -----             -----             -----
Less dividends and distributions from:
 Net investment income .............................      (0.58)          (0.58)            (0.65)            (0.19)
 Paid-in-capital ...................................      (0.05)          (0.08)            (0.02)                -
                                                          -----           -----             -----             -----
Total dividends and distributions ..................      (0.63)          (0.66)            (0.67)            (0.19)
                                                          -----           -----             -----             -----
Net asset value, end of period .....................      $6.97           $8.15             $9.00             $9.45
                                                          =====           =====             =====             =====

TOTAL RETURN+ ......................................      (7.12)%         (2.25)%            2.26%             2.52%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................       1.38 %(3)       1.38 %(3)         1.38%(3)          1.44%(2)
Net investment income ..............................       8.63 %(3)       7.90 %(3)         7.33%(3)          8.17%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $14,313         $19,450           $15,659            $3,773
Portfolio turnover rate ............................         40%             71%              130%              104%

--------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                                                        FOR THE PERIOD
                                                               FOR THE YEAR ENDED OCTOBER 31,           JULY 28, 1997*
                                                       ----------------------------------------------      THROUGH
                                                         2000           1999               1998        OCTOBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES#
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............     $8.15          $9.00              $9.45             $9.40
                                                         -----          -----              -----             -----
Income (loss) from investment operations:
 Net investment income .............................      0.33           0.76               0.76              0.23
 Net realized and unrealized gain (loss) ...........     (0.80)         (0.88)             (0.46)             0.02
                                                         -----          -----              -----             -----
Total income (loss) from investment operations .....     (0.47)         (0.12)              0.30              0.25
                                                         -----          -----              -----             -----
Less dividends and distributions from:
 Net investment income .............................     (0.63)         (0.64)             (0.72)            (0.20)
 Paid-in-capital ...................................     (0.06)         (0.09)             (0.03)                -
                                                         -----          -----              -----             -----
Total dividends and distributions ..................     (0.69)         (0.73)             (0.75)            (0.20)
                                                         -----          -----              -----             -----
Net asset value, end of period .....................     $6.99          $8.15              $9.00             $9.45
                                                         =====          =====              =====             =====

TOTAL RETURN+.......................................     (6.20)%        (1.42)%             3.21%             2.69%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................      0.53 %(3)      0.53 %(3)          0.53%(3)          0.59%(2)
Net investment income ..............................      9.48 %(3)      8.75 %(3)          8.18%(3)          9.26%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............    $1,493         $1,046               $740               $99
Portfolio turnover rate ............................        40%            71%               130%              104%

--------------
*    The date shares were first issued.
# The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Dean Witter Diversified Income Trust (the "Fund"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 1999 and the financial highlights for each of the respective stated periods ended October 31, 1999 were audited by other independent accountants whose report, dated December 20, 1999, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Diversified Income Trust as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 5, 2000

                      2000 FEDERAL TAX NOTICE (unaudited)

      Of the Fund's ordinary income dividends paid during the fiscal year ended October 31, 2000, 3.18% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

MORGAN STANLEY DEAN WITTER DIVERSIFIED INCOME TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent auditors as of July 1, 2000.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Peter J. Seeley
Vice President

Sally Sancimino
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY
DEAN WITTER
DIVERSIFIED
INCOME TRUST





[GRAPHIC OMITTED]


ANNUAL REPORT
October 31, 2000